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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                                ----------------------

                                      FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                               NEW FRONTIER MEDIA, INC.
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                (Exact name of registrant as specified in its charter)



               COLORADO                                 84-1084061
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)



1050 WALNUT STREET, SUITE 301
BOULDER, COLORADO                                          80302
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(Address of principal executive offices)                 (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-35337
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Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

Securities to be registered pursuant to Section 12(g) of the Act:

                                      Units
                             Common Stock, $.0001 Par Value
                       Redeemable Common Stock Purchase Warrants
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                                (Title of Class)

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   The description of the securities to be registered hereunder found under the heading "Description of Securities -- Common Stock and -- Warrants" in the Prospectus included within the Company's Registration Statement on Form SB-2 (File Number 333-35337), as amended, is hereby incorporated by reference herein.


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ITEM 2.  EXHIBITS

    A. Articles of Incorporation of the Company (filed as Exhibit 3.01 to the Company's Registration Statement on Form SB-2 (File 333-35337), as amended (the "Registration Statement"), and incorporated herein by reference).

    B. First Amended By-Laws of the Company (filed as Exhibit 3.06 to the Company's Registration Statement and incorporated herein by reference).

    C. Form of Common Stock Certificate (filed as Exhibit 4.01 to the Company's Registration Statement and incorporated herein by reference).
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                                      SIGNATURES



    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       NEW FRONTIER MEDIA, INC.



                                       By /s/ Mark H. Kreloff
                                         ---------------------------------
                                         Mark H. Kreloff
                                         President & CEO


Dated:  January 30, 1998